SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934.



                Date of Report (Date of Earliest event reported):
                                February 20, 1997


                       PLAY CO. TOYS & ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

Delaware                                O-25030                  95-3024222
State of                                Commission File          IRS Employer
Incorporation                           Number.                  Identification
No.


                              550 Rancheros Drive
                          San Marcos, California 92069
                     Address of principal executive offices

        Registrant's telephone number, including area code (619) 471-4505



                                      N/A
          (Former name or former address, if changed since last report)






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ITEM 7. EXHIBITS

16.01    Letter from BDO Seidman , LLP


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                                   SIGNATURES



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 17th day of March, 1997.



                                             Play Co. Toys & Entertainment Corp.


                                                               By: Richard Brady
                                                                       President



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February 27, 1997



Securities & Exchange Commission 450 5th Street, N.W.
Washington DC 20549

Gentlemen:

     We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on February 20, 1997, to be filed by our former client, Play Co. Toys & Entertainment Corp. (formerly Play Co. Toys). We agree with the statements made in resonse to that item insofar as they relate to our Firm. However, we make no comment with respect to the last sentence of the last paragraph.

                                                              Very truly yours,


                                                              BDO Seidman, LLP



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